NEWS RELEASE

American Physicians Service Group, Inc.

For More Information Contact:
ProAssurance	American Physicians Service Group
Frank B. O’Neil	Marc J. Zimmermann
Sr. Vice President, Corporate Communications & Investor Relations	Sr. Vice-President, Finance and Chief Financial Officer
800-282-6242 • 205-877-4461 • foneil@ProAssurance.com	(512) 328-0888• mzimmermann@amph.com

ProAssurance to Acquire American Physicians Service Group

BIRMINGHAM, AL and AUSTIN, TX, September 1, 2010 (PRNewswire)– ProAssurance Corporation (NYSE: PRA) and American Physicians Service Group, Inc. (NASDAQ: AMPH) today announced they have entered into an agreement which calls for ProAssurance to acquire all the outstanding shares of American Physicians Service Group, Inc. (APS) in an all-cash transaction for $32.50 per share. The transaction is expected to close by year-end.

“This is an attractive strategic and financial acquisition for ProAssurance,” said ProAssurance’s Chairman and Chief Executive Officer, W. Stancil Starnes. “APS is the second largest writer of medical professional liability (MPL) insurance in Texas, so we expect this transaction to give ProAssurance a strong market presence in a state that has one of the most stable medical/legal environments in the country. In addition, APS’ growth in Oklahoma and Arkansas complements our long-term commitment to those two markets. Financially, we anticipate this transaction will be accretive to our 2011 earnings, before one-time transaction and any restructuring costs.”

The Chairman and Chief Executive Officer of APS, Ken Shifrin, said, “ProAssurance is the ideal partner for us. Like APS, they were formed by physicians and retain a strong doctor focus. As an “A” rated carrier, they also offer the highest quality insurance protection for our policyholders. Importantly, along with the strength and stability they bring to our policyholders, they also bring a proven track record of successful integrations for our employees. Similarly, our shareholders also benefit from this alliance. In the last ten years, a period that has not been kind to many equity holders, our shareholders have enjoyed a steadily increasing stock price and this offer puts a dramatic finish on that extraordinary performance.”

Mr. Starnes explained why APS is an attractive partner for ProAssurance, “We think the Texas market will be a vital part of our continued growth. APS will bring us a solid insurance organization that understands and operates profitably in the Texas market and shares a similar commitment to customer service. We expect this combination to produce immediate, tangible benefits for our company.”

The Board of Directors of APS has determined that the transaction is in the best interests of APS’ shareholders and, thus, has unanimously approved the merger and resolved to recommend that APS shareholders vote in favor of the transaction. The transaction is subject to customary conditions, including regulatory and APS’ shareholder approval. There is no financing condition to consummate the transaction. Shareholder approval is not required for ProAssurance.

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American Physicians Service Group, Inc.

Conference Call

ProAssurance will comment on the broad details and benefits of the transaction to both organizations during a conference call scheduled for Wednesday, September 1, 2010 at 10:00 AM ET. Investors may participate by dialing (888) 213-3920 (toll free) or (913) 312-0846. The conference call will also be webcast on Streetevents.com, and through the Investor Relations section of ProAssurance.com.

A telephone replay will be available through September 15, 2010 at (888) 203-1112 (toll-free) or (719) 457-0820, with access code 5448555. An internet replay will also be available through September 15, 2010 at ProAssurance.com and Streetevents.com. ProAssurance will make a podcast of the call available on its website and on iTunes.

Transaction Advisors

ProAssurance is being advised in this transaction by Sandler O’Neill + Partners, L.P. and the law firm of Burr & Forman, LLP. American Physicians Service Group is being advised by Macquarie Capital (USA) Inc. and the law firm of Akin Gump Strauss Hauer & Feld LLP.

About ProAssurance

ProAssurance Corporation is the nation's largest independently traded specialty writer of medical professional liability insurance. ProAssurance is recognized as one of the top performing insurance companies in America by virtue of its inclusion in the Ward's 50 for the past four years. ProAssurance is rated "A" (Strong) by Fitch Ratings; ProAssurance Group is rated "A" (Excellent) by A.M. Best.

About American Physicians Service Group

APS is an insurance holding company with subsidiaries that provide medical professional liability insurance for physicians and other healthcare providers. APS is headquartered in Austin, Texas. Further information about the companies is available on the Internet at www.AMPH.com.

Additional Information

In connection with the proposed transaction, the Board of Directors of American Physicians Service Group will file a proxy statement with the Securities and Exchange Commission (“SEC”). INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.

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American Physicians Service Group, Inc.

Investors and shareholders will be able to obtain copies of the proxy statement and other documents filed by American Physicians Service Group without charge and when available, at the SEC’s website at www.sec.gov or at American Physicians Service Group’s website, www.AMPH.com. The proxy statement and such other documents may also be obtained without charge and when available, from American Physicians Service Group by directing such request to Mr. Marc Zimmermann, American Physicians Service Group, Inc. 1301 South Capital of Texas Highway, Austin, TX 78746; telephone: (512) 328-0888.

American Physicians Service Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from American Physician Service Group’s shareholders in connection with the proposed transaction. Information concerning the interests of those persons is set forth in American Physicians Service Group’s proxy statement relating to the 2010 annual shareholder meeting and annual report on Form 10-K for the fiscal year ended December 31, 2009, both filed with the SEC, and will also be set forth in the proxy statement relating to the transaction when it becomes available.

Caution Regarding Forward-Looking Statements

In this section, “We” and “Our” refer collectively to American Physicians Service Group, Inc. and ProAssurance Corporation. Statements in this news release that are not historical fact or that convey our view of future business, events or trends are specifically identified as forward-looking statements. Forward-looking statements are based upon our estimates and anticipation of future events and highlight certain risks and uncertainties that could cause actual results to vary materially from our expected results. We expressly claim the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, for any forward-looking statements in this news release.

Forward-looking statements represent our outlook only as of the date of this news release. Except as required by law or regulation, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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American Physicians Service Group, Inc.

Forward-looking statements are generally identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “potential,” “preliminary,” “project,” “should,” “will,” and other analogous expressions. When we address topics such as liquidity and capital requirements, the value of our investments, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other, similar matters, we are making forward-looking statements.

Risks that could adversely affect the proposed merger of ProAssurance and American Physicians Service Group include but are not limited to the following:

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the business of ProAssurance and American Physicians Service Group may not be combined successfully, or such combination may take longer to accomplish than expected;

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the cost savings from the merger may not be fully realized or may take longer to realize than expected;

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operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;

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governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;

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there may be restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

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the board of directors of American Physicians Service Group may withdraw its recommendation and support a competing acquisition proposal; and

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the shareholders of American Physicians Service Group may fail to approve the merger.

The following important factors are among those that could affect the actual outcome of future events:

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general economic conditions, either nationally or in our market areas, that are different than anticipated;

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regulatory, legislative and judicial actions or decisions that could affect our business plans or operations;

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the enactment or repeal of tort reforms;

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formation or dissolution of state-sponsored medical professional liability insurance entities that could remove or add sizable groups of physicians from the private insurance market;

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the impact of deflation or inflation;

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changes in the interest rate environment;

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the effect that changes in laws or government regulations affecting the U.S. economy or financial institutions, including the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009 and the Dodd-Frank Act of 2010, may have on the U.S. economy and our business;

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performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of our investments;

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changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board, the Securities and Exchange Commission, or the Public Accounting Oversight Board;

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changes in laws or government regulations affecting medical professional liability insurance or the financial community;

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the effects of changes in the health care delivery system, including but not limited to the recently passed Patient Protection and Affordable Care Act;

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uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectability of insurance/reinsurance;

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the results of litigation, including pre- or post-trial motions, trials and/or appeals we undertake;

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bad faith litigation which may arise from our handling of any particular claim, including failure to settle;

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loss of independent agents;

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changes in our organization, compensation and benefit plans;

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our ability to retain and recruit senior management;

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our ability to purchase reinsurance and collect payments from our reinsurers;

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American Physicians Service Group, Inc.

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increases in guaranty fund assessments;

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our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

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changes to the ratings assigned by rating agencies to our insurance subsidiaries, individually or as a group; and

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changes in competition among insurance providers and related pricing weaknesses in our markets.

Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents filed by ProAssurance Corporation and American Physicians Service Group, Inc. with the Securities and Exchange Commission, such as current reports on Form 8-K, and regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.”

SOURCE: American Physicians Service Group, Inc. and ProAssurance Corporation

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